                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Charles B. Jurgensmeyer and/or Tommy D. Reynolds his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments thereto (including post-effective amendments), to be filed by Hudson Foods, Inc. with respect to the offer and sale of shares of Class A common stock, $.01 par value, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.

Date:  May 11, 1995



/s/ James T. Hudson
- ----------------------------
James T. Hudson
Chairman, Chief Executive Officer and Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Charles B. Jurgensmeyer and/or Tommy D. Reynolds his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments thereto (including post-effective amendments), to be filed by Hudson Foods, Inc. with respect to the offer and sale of shares of Class A common stock, $.01 par value, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.

Date:  May 11, 1995



/s/ Michael T. Hudson
- -----------------------------
Michael T. Hudson
President, Chief Operating Officer and Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Tommy D. Reynolds his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments thereto (including post-effective amendments), to be filed by Hudson Foods, Inc. with respect to the offer and sale of shares of Class A common stock, $.01 par value, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.

Date:  May 11, 1995



/s/ Charles B. Jurgensmeyer
- ------------------------------
Charles B. Jurgensmeyer
Executive Vice President - Finance and Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Charles B. Jurgensmeyer and/or Tommy D. Reynolds his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments thereto (including post-effective amendments), to be filed by Hudson Foods, Inc. with respect to the offer and sale of shares of Class A common stock, $.01 par value, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.

Date:  May 11, 1995



/s/ James R. Hudson
- ----------------------------
James R. Hudson
Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Charles B. Jurgensmeyer and/or Tommy D. Reynolds his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments thereto (including post-effective amendments), to be filed by Hudson Foods, Inc. with respect to the offer and sale of shares of Class A common stock, $.01 par value, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.

Date:  May 11, 1995



/s/ Elmer W. Shannon
- --------------------------
Elmer W. Shannon
Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Charles B. Jurgensmeyer and/or Tommy D. Reynolds his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments thereto (including post-effective amendments), to be filed by Hudson Foods, Inc. with respect to the offer and sale of shares of Class A common stock, $.01 par value, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.

Date:  May 11, 1995



/s/ Jerry L. Hitt
- --------------------------
Jerry L. Hitt
Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Charles B. Jurgensmeyer and/or Tommy D. Reynolds his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments thereto (including post-effective amendments), to be filed by Hudson Foods, Inc. with respect to the offer and sale of shares of Class A common stock, $.01 par value, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.

Date:  May 11, 1995



/s/ Kenneth N. May
- ----------------------------
Kenneth N. May
Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Charles B. Jurgensmeyer and/or Tommy D. Reynolds his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments thereto (including post-effective amendments), to be filed by Hudson Foods, Inc. with respect to the offer and sale of shares of Class A common stock, $.01 par value, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.

Date:  May 11, 1995



/s/ Jane M. Helmich
- ---------------------------
Jane M. Helmich
Director